UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[]   Preliminary Proxy Statement
[]   Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TENET INFORMATION SERVICES, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                         TENET INFORMATION SYSTEMS, INC.
                              2005 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                      The Annual Meeting of shareholders of
                 Tenet Information Systems, Inc. will be held at


                       the offices of Let's Go Aero, Inc.
                       3380 North El Paso Street, Suite G
                           Colorado Springs, CO 80918
                          on May 27, 2005, at 10 a.m..

                         TENET INFORMATION SYSTEMS, INC.

March 31, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of TENET INFORMATION SERVICES, INC. to be held at 10:00 a.m., May 27, 2005, at the offices of Let's Go Aero, Inc., 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918.

In connection with the Annual Meeting, enclosed herewith is the Proxy Statement and Proxy. Additionally, enclosed find our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004. We are requesting your approval of a number of proposals which are very important to the Company's future success. Therefore, whether or not you expect to attend the meeting in person, it is imperative that your shares be voted at the meeting. At your earliest convenience, please complete, date and sign the Proxy and return it in the enclosed, envelope furnished for that purpose.

Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

I look forward to seeing you at the Annual Meeting. In the meantime, please feel free to contact me with any questions you may have.

Sincerely,

/s/ Marty L. Williams
------------------------------
Marty L. Williams
Chairman and Chief Executive Officer

                        TENET INFORMATION SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 27, 2005
                          ----------------------------

To Our Shareholders:

The Annual Meeting of Shareholders of Tenet Information Services, Inc., a Utah corporation (the "Company"), will be held at 10:00 a.m., May 27, 2005, at the offices of Let's Go Aero, Inc., 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918, for the following purposes:

     1. The election of Marty L. Williams, Sara Williams and Eric Nickerson as Directors;

     2.   To change the name of the Company to LGA, Inc.;

     3.   To approve and adopt the 2005 Equity Incentive Plan;

     4. To act upon a proposal to ratify the appointment of Cordovano and Honeck, Inc., Certified Public Accountants, as the independent public accountants of the Company for fiscal 2005; and

     5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2005, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments thereof.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please promptly mark, sign and date the enclosed proxy and return it in the envelope provided for that purpose.

By Order of the Board of Directors,

/s/ Marty L. Williams
----------------------------------------
Marty L. Williams
Chairman and Chief Executive Officer

                        Tenet Information Services, Inc.
                                 Proxy Statement


SOLICITATION OF PROXY, REVOCABILITY AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors of Tenet Information Services, Inc., a Utah corporation, (the "Company" or "Tenet") for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Company's principal executive offices at 10:00 a.m., on May 27, 2005.

Only holders of Common Stock of record at the close of business on March 31, 2005, will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. On March 31, 2005, the record date for the Annual Meeting, the Company had issued and outstanding 8,029,074 shares of Common Stock, no par value ("Common Stock").

The Company's principal executive offices are located at 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is March 31, 2005.

Quorum And Voting

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Votes withheld for director nominees and abstentions on the other proposals to be considered at the Annual Meeting will be counted in determining whether a quorum has been reached, but the failure to execute and return a proxy will result in a shareholder not being considered present at the meeting. The holders of the Common Stock vote on all matters to be submitted to shareholders at the Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Assuming the presence of a quorum, generally the adoption of a proposal by the shareholders requires the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Directors are elected by a plurality, and the three nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal. Approval of all of the remaining proposals will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. Brokers who hold shares of stock in street name for customers and who indicate on a proxy that the broker does not have discretionary authority to vote those shares as to a particular matter are referred to as broker non-votes. Broker non-votes will have no effect in determining whether a proposal will be adopted at the Annual Meeting although they would be counted as present for purposes of determining the existence of a quorum. Abstentions as to a particular proposal will have the same effect as votes against such proposal.

Revocability Of Proxies

Shares represented by proxies, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of all of the proposals referred to in the Notice of Annual Meeting and for the three nominees for Director listed below. A shareholder who signs and returns a proxy may revoke it any time before it is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company. Your mere attendance at the Annual Meeting will not revoke your proxy.

Solicitation

The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's Directors, officers or employees in person or by telephone, facsimile transmission or telegram. Security holders that share an address and are receiving multiple copies of annual reports or proxy statements may contact the Company to request that only 1 copy of an annual report or proxy statement be sent to that address in the future: 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918; Telephone: 719-630-3800.

SECURITY OWNERSHIP

The following table sets forth, as of March 31, 2005, the beneficial ownership of the Common Stock of each of the Company's Directors and executive officers and any beneficial owner of more than five percent of the Common Stock, as well as by the Company's Directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

On March 31, 2005, 8,029,074 shares of our Common Stock were outstanding.


------------------------------------------------------------------------------------------------------
                                                                                     Percentage of
Name and Address of Beneficial Owner as                         Number of Tenet       Outstanding
        of March 31, 2005                       Position      Common Shares Held      Shares Held
------------------------------------------- ----------------- -------------------- -------------------
Marty Williams (1, 2)                          President,               2,722,490          30.3
5565 Teakwood Terrace                       Chief Executive
Colorado Springs, CO 80918                      Officer,
                                                Director
------------------------------------------- ----------------- -------------------- -------------------
Sara Williams (1, 3)                           Secretary,               2,722,490          30.3
5565 Teakwood Terrace                          Treasurer,
Colorado Springs, C) 80918                      Director
------------------------------------------- ----------------- -------------------- -------------------
Eric J.  Nickerson (4)                           Director               3,239,264          28.3
1711 Chateau Ct.
Falston, MD 21047
------------------------------------------- ----------------- -------------------- -------------------
Floyd Murray                                       NA                   1,358,610          16.6
13020 Caraway Dr.
Sun City West, AZ 85375
------------------------------------------- ----------------- -------------------- -------------------
Matthew Tynan (5)                                  NA                     488,389           6.0
Tynan's VW
700 S.  Havana
Denver, CO 80012
------------------------------------------- ----------------- -------------------- -------------------
Matthew Drabczyk (6)                               NA                     553,051           6.6
Restaurant Interiors, Inc.
5530 Joliet St.
Denver, CO 80239
------------------------------------------- ----------------- -------------------- -------------------
Third Century II (7)                               NA                   3,239,264          28.3
1711 Chateau Ct.
Falston, MD 21047
------------------------------------------- ----------------- -------------------- -------------------
All Officers and Directors                                              5,461,754          48.9
as a Group (3 Persons (8))
------------------------------------------- ----------------- -------------------- -------------------

Notes to Table:

(1) Sara Williams and Marty Williams are husband and wife.

(2) Includes 1,834,160 shares owned as joint tenant with Sara Williams, options to acquire 194,165 shares and options to acquire 194,165 shares owned by Sara Williams.

(3) Includes 1,834,160 shares owned as joint tenant with Marty Williams, options to acquire 194,165 shares and options to acquire 194,165 shares owned by Marty Williams.

(4) Includes 2,948,017 shares owned by Third Century II and options to acquire 258,886 shares owned by Third Century II. Mr. Nickerson is Senior Partner of the investment company Third Century II. Mr. Nickerson disclaims beneficial ownership of all of the shares and options owned by Third Century II. Includes 245,000 shares of Tenet owned by Third Century II prior to Tenet's acquisition of LGA.

(5) Includes options to acquire 294,165 shares.

(7) Includes 32,361 shares owned by Eric J. Nickerson.

(8) The Directors are Marty Williams, Sara Williams and Eric J. Nickerson and includes the shares deemed directly or indirectly beneficially owned by each of them.

Note: Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all Shares shown as beneficially owned by them.

ELECTION OF DIRECTORS

The shareholders are being asked to elect three directors, who will comprise the entire Board of Directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are current members of the Board of Directors.

Although the Board of Directors has no reason to believe any of the nominees will be unable to accept such nomination, if such should occur, proxies will be voted (unless marked to the contrary) for such substitute person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for more than three Directors. Shareholders who do not wish their shares to be voted for a particular nominee may so direct in the space provided on the proxy card.

The Board of Directors has nominated, and recommends the election of, the three persons listed below to serve as Directors of the Company. The following information is furnished with respect to each nominee for election as a
Director:

Directors serve terms of 1 year or until his or her successor has been elected and qualified.

          Name          Age            Position             Director Since
   ------------------  -----   --------------------------   --------------
   Marty Williams*      45     Chief Executive Officer,        June 2004
                               President Director
   ------------------  -----   --------------------------   --------------
   Sara Williams*       36     Secretary, Treasurer,           June 2004
                               Director
   ------------------  -----   --------------------------   --------------
   Eric Nickerson       54     Director                        June 1990
   ------------------  -----   --------------------------   --------------
     * Marty Williams and Sara Williams are husband and wife.

MARTY WILLIAMS, Chief Executive Officer, President, Director. Mr. Williams was appointed to his positions upon the acquisition of LGA by Tenet effective June 30, 2004. Mr. Williams has been Chief Executive Officer, President and a Director of LGA since its inception in 1998. At LGA he is responsible for establishing and maintaining the corporate mission and culture. He is responsible for product creation, strategic planning, and the entrepreneurial spirit. He also directs and coordinates the LGA's financing to provide funding for new and continuing operations. Mr. Williams' professional experience includes many different areas in the securities industry where he applied his knowledge of small business operations, finance, strategic development and business modeling. As an independent broker at Schneider Securities, Inc., Denver, Colorado, from 1988 to 1991 and again from 1993 to 1999, Marty was principally involved in development of private placement offerings for early stage companies and the subsequent sales of those offerings. From 1991 to 1993 he was a stock broker with RAF Financial, Denver, Colorado. He has a Bachelor of Science in Business Administration, University of South Dakota.

SARA WILLIAMS, Secretary, Treasurer, Director. Ms. Williams was appointed to her positions upon the acquisition of LGA by Tenet effective June 30, 2004. Ms. Williams has been Treasurer and a Director of LGA since its inception in 1998. She has been Secretary of LGA since June 30, 2004. At LGA Ms. Williams manages daily business flow, business development, product inquiries, marketing, promotions, account management, dealer relations, sales and customer service, order fulfillment, shipping and accounting. Mrs. Williams' professional experience includes many areas in sales, advertising, software development, operations, and product development. She has been involved in direct sales, account management and start-up business management in the areas of print advertising, new business development, customer relations, and marketing. At Sunset Publishing Corporation, Menlo Park, California, as a Direct Sales Representative from 1993 to 1995 and 1996 to 1998 , Mrs. Williams was responsible for generating sales of new advertising programs and account management. While working for Saligent, Inc., Colorado Spring, Colorado for a short period in 1995, Mrs. Williams was occupied with inside sales management, program development, supervision and training. She has a Bachelor of Arts in Political Science, The Colorado College.

ERIC J. NICKERSON has served as a Director of Tenet since June of 1990 and as a Director of LGA since April 2001. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts in an investing partnership, Third Century II. Third Century II is a major shareholder in Tenet.

Directors are elected by a plurality, and the three nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal.

Meetings of the Board of Directors and Committees

The Board of Directors of the Company held a total of four (4) meetings during the fiscal year ended June 30, 2004 (including actions adopted by unanimous consent). Each member of the Board of Directors attended 100% of the meetings of the Board of Directors. All Board of Directors members attended Tenet's most recent prior annual meeting of shareholders. The Company does not have a policy with regard to Director's attendance at annual meetings. The Company's Board of Directors has not created a procedure for shareholders to send communications to the Board of Directors since the Company's Board of Directors and management team is quite small and easily accessible. Communications may be sent to Tenet's principal business office: 3380 North El Paso Street, Suite G, Colorado Springs, CO 80918.

The entirety of the Board of Directors serves as the Company's Audit Committee.

The Audit Committee of the Board of Directors presently consists of Mr. Williams, Mrs. Williams and Mr. Nickerson. The Board of Directors in its capacity as Audit Committee has approved all the Company's financials and the filing thereof. The Board of Directors in its capacity as Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants, for reviewing and evaluating the Company's accounting principles, reviewing the independence of independent auditors, and reviewing the adequacy and effectiveness of the Company's internal controls. See "Report of the Audit Committee."

Compensation Of Directors

Members of the Board of Directors do not currently receive any cash compensation for serving on the Board of Directors or any committee thereof.

Director Nomination Process

The Company presently does not have a nominating committee to select nominees for its Board of Directors, nor does it have a committee performing a similar function. None of the Board members acting in their nominating capacity is independent as defined by the National Association of Securities Dealers, Inc. listing standards. Currently, the Company believes that, because the Company cannot afford directors and officers liability insurance, the Company could not recruit quality nominees, other than the current Directors, to serve on the Board of Directors. No candidates have been put forth by shareholders, nor has the Company paid a third party to assist in identifying or evaluating prospective nominees. The Board of Directors has no policy with regard to the consideration of any director candidates nominated by security holders. Tenet is a very small company owned primarily by its current Directors, which the Board of Directors believes makes a security holder nominating policy of little value to security holders. If a security holder wishes to nominate a person as a director, then that security holder may contact any Board of Directors member with such a nomination. The Board of Directors has no specific qualifications for director nominees made by it or security holders.

RECENT CHANGE IN CONTROL

Tenet Information Systems, Inc., ("Tenet") is the sole owner of its operating subsidiary, Let's Go Aero, Inc. ("LGA"). Tenet acquired LGA effective June 30, 2004, through a stock for stock exchange under which the former shareholders of LGA were issued new Tenet shares of Common Stock in exchange for all of LGA's outstanding shares and $1,518,440 of debt. The former LGA shareholders and debt holders ended up with 85% of the outstanding Common Stock of Tenet.

Upon the acquisition of LGA, two of Tenet's three Directors resigned and two Directors of LGA were appointed to fill those positions. The third Tenet director was and is a director of both companies. In addition, all of the officers of Tenet resigned and members of LGA's management team were appointed to those positions.

All of LGA's shareholders will exchange all of their shares of LGA Common Stock for a total of 5,762,214 newly issued shares of Tenet's $.001 par value Common Stock. The 14 former LGA shareholders will then own in the aggregate 85% of the issued and outstanding shares of Tenet.

EXECUTIVE COMPENSATION

The Company does not have a separate compensation committee--the full Board of Directors makes all compensation decisions regarding officers' compensation. The following table sets forth information with respect to all officers of Tenet and LGA who received $100,000 more of annual compensation for all services rendered in all capacities in the three most recent fiscal years and for the CEO regardless of compensation.

----------------------------------------------------------------------------------------------------------------------
                                    Annual Compensation                        Long-Term Compensation
                             ---------------------------------- ------------------------------------------------------
                                                                           Awards              Payouts
                                                                ----------------------------- ----------- ------------
                                                     Other       Restricted     Securities
                                                     Annual        Stock        Underlying       LTIP       All Other
     Name and                  Salary     Bonus $  Compensation    Awards      Options/SARs    Payouts    Compensation
Principal Position  Year (1)     $         $           $             $              #             $            $
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------
LGA
----------------------------------------------------------------------------------------------------------------------
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
Marty Williams (2), 2004         48,000         0            0             0               0           0            0
CEO
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2003         48,000         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2002         36,000         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------
Tenet
----------------------------------------------------------------------------------------------------------------------
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
Jerald L.           2004                                                   0               0
Nelson, Chairman
of the Board,
President
(Resigned)
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2003          7,365         0            0             0               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
                    2002              0         0        1,000         2,703               0           0            0
------------------- -------- ----------- --------- ------------ ------------- --------------- ----------- ------------
----------------------------------------------------------------------------------------------------------------------

Notes

(1) Tenet's fiscal year and that of its subsidiary, Let's Go Aero, Inc., were changed to July 1 - June 30 as of June 30, 2004. Amounts for 2004 (6 months) are annualized.

(2) Marty Williams was CEO of LGA for the entire fiscal years 2002, 2003 and 2004. LGA was not a registered company during that period. Mr. Williams became CEO of Tenet effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. LGA is a wholly owned subsidiary of Tenet.

The following table contains information regarding individual grants of stock options and freestanding SARs made during the last completed fiscal year to the named executive officers. Tenet changed its fiscal year to July 1 - June 30 effective June 30, 2004. Therefore, the following table sets forth information for 6 months ended June 30, 2004.


-------------------------------------------------------------------------------------------------------------------------
                                                     Percent of Total
                           Number of Securities   Options/SARs Granted
                                Underlying           to Employees in
       Name                options/SARs Granted        Fiscal Year        Exercise or Base Price     Expiration Date
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Marty Williams (1), CEO          194,165                   13%                    ..695                 3/31/2006
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Sara Williams,                   194,165                   13%                     .695                 3/31/2006
Secretary, Treasurer
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
-------------------------------------------------------------------------------------------------------------------------

Note

(1) The above officers became officers of Tent effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. The options described are options that were awarded by LGA and converted to options for Tenet stock under the terms of the Acquisition Agreement.


-------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities          Value (2) of Unexercised
                                                               Underlying Unexercised       In-the-Money Options/SARs at
                           Shares Acquired on    Value        Options/SARs at FY End                  FY End
          Name                 Exercise         Realized     Exercisable/Unexercisable       Exercisable/Unexercisable
------------------------- -------------------- ----------- ------------------------------- ------------------------------
Marty Williams (1), CEO              0               0                194,165 / 0                        0 / 0
------------------------- -------------------- ----------- ------------------------------- ------------------------------
Sara Williams (1),                   0               0                194,165 / 0                        0 / 0
Secretary, Treasurer
------------------------- -------------------- ----------- ------------------------------- ------------------------------
-------------------------------------------------------------------------------------------------------------------------

Note

(1) The above officers became officers of Tent effective June 30, 2004, under the terms of the Acquisition Agreement by which Tenet acquired LGA. The options described are options that were awarded by LGA and converted to options for Tenet stock under the terms of the Acquisition Agreement.

(2) As of March 29, 2005, based on a bid price of $.51.

NAME CHANGE

The name of the registrant, Tenet Information Systems, Inc., is a vestige of the Company's operations as an information software vendor and has nothing to do with the Company's current business which is operated through its wholly owned subsidiary, Let's Go Aero, Inc. The proposed new name, LGA, Inc., is more closely associated with the Company's business and has less possibility for creating confusion. The name change will be an amendment to the Company's articles of incorporation.

Assuming a quorum is present in person or by proxy at the meeting of shareholders, the name change will be adopted if more votes are cast in favor of the name change than are cast against the proposal.

APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

The Company's shareholders are being asked to approve the Company's 2005 Equity Incentive Plan, a copy of which is included as Appendix "A".

Equity Compensation Plan Information

If the 2005 Equity Incentive Plan is approved, then the Company's Common Stock will underlie all Plan options and restricted stock grants. Common Stock also underlies all non-Plan stock options outstanding. The options outstanding as of July 1, 2004, were replacements for outstanding options of Let's Go Aero, Inc. before its acquisition by Tenet. The Let's Go Aero, Inc. outstanding options were held by both employees and non-employees. The options set forth in the following table are Incentive Stock Options issued under the Plan. All outstanding options vest (or vested) over time and continued service and are exercisable for cash or shares of equivalent value. The market value of the shares underlying the Plan options (bid price) on March 29, 2005, was $.51 per share.

  ---------------------------------------------------------------------------
                                                            Balance
                            Exercise Expiration            Remaining
  Name & Position            Price     Date       Vested   to Vest    Total
  ------------------------- -------- ------------ -------- -------- ---------
  Marty Williams, CEO,      $0.765   3/31/06      444,165        0  444,165
  Director, Chairman
  ------------------------- -------- ------------ -------- -------- ---------
  Sara Williams, Secretary, $0.765   3/31/06      444,165        0  444,165
  Treasurer, Director
  ------------------------- -------- ------------ -------- -------- ---------
  All Current Executive     $0.765   3/31/06      888,330        0  888,330
  Officers as a Group
  ------------------------- -------- ------------ -------- -------- ---------
  ---------------------------------------------------------------------------

Plan Summary

The following description of the 2005 Equity Incentive Plan is intended only as a summary. The following table sets forth the benefits that have been or will be awarded under the Plan upon its approval by shareholders:

                           2005 EQUITY INCENTIVE PLAN

  ----------------------------------------------------------------------------
  Name & Position                            Dollar Value (1)   Number of Units
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------   ---------------   ---------------
  Marty Williams, CEO, Chairman, Director          -0-             444,165
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------   ---------------   ---------------
  Sara Williams, Secretary, Treasurer,             -0-             444,165
  Director
  ----------------------------------------   ---------------   ---------------
  ----------------------------------------------------------------------------

  (1) Based on a bid price of $0.51 as of March 29, 2005.

Purpose

The purpose of the 2005 Equity Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders principally by enabling the Company to offer employees and consultants of the Company and its subsidiaries and non-employee directors of the Company stock-based incentives in the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interest between such individuals and the Company stockholders.

Eligibility

All employees and consultants of the Company and its subsidiaries and non-employee directors of the Company designated by the Board of Directors of the Company to participate in the 2005 Equity Incentive Plan are eligible to receive options under the 2005 Equity Incentive Plan. As of March 29, 2005, there were 2 director-employees, 1 director-non-employee, 2 other employees and 3 consultants.

Available Shares

If the proposed amendment is approved, options covering a maximum of 1,500,000 shares of Common Stock may be issued under the 2005 Equity Incentive Plan. If an option expires, terminates or is cancelled, the unissued shares of Common Stock subject to the option will again be available under the 2005 Equity Incentive Plan.

Terms of Stock Options

Under the 2005 Equity Incentive Plan, options granted to employees may be in the form of incentive stock options or nonqualified stock options. Options granted to consultants or non-employee directors may only be nonqualified stock options. The Board of Directors will determine the number of shares subject to each option, the term of each option (which may not exceed ten years), the exercise price per share of stock subject to each option, the vesting schedule (if any) and the other material terms of the option. No incentive stock option may have an exercise price less than 100% of the fair market value of the Common Stock at the time of the grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The exercise price of a nonqualified stock option will be determined by the Board of Directors.

The option price upon exercise may be paid in cash or, if so determined by the Board of Directors, in shares of Common Stock by a reduction in the number of shares of Common Stock issuable upon the exercise of the option or by such other method as the Board of Directors determines. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board of Directors. The Board of Directors may at any time offer to buy an option previously granted on such terms and conditions as the Board of Directors establishes. At the discretion of the Board of Directors, options may provide for reloads (i.e., a new option is granted for the same number of shares as the number used by the holder to pay the option price upon exercise).

Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution).

Options may not be granted after the tenth anniversary of the 2005 Equity Incentive Plans adoption.

The means of payment, if any, for shares issued upon exercise of an award will be specified in each award agreement. The 2005 Equity Incentive Plan permits payment to be made by cash, check, broker-assisted same day sales, and by delivery of other shares of Company Common Stock which they have owned as of the exercise date. For nonqualified stock options, stock awards, and stock received upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company. An award under the 2005 Equity Incentive Plan may permit or require that such withholding tax obligations be paid by having the Company withhold shares of common stock having a value equal to the amount required to be withheld. Certain executives of the Company may elect to pay their withholding obligations by having shares withheld.

Performance Goals

Awards may, but need not, vest or be granted subject to the satisfaction of one or more performance goals. Performance goals for awards will be determined by the Board of Directors and will be designed to support the Company's business strategy, and align grantee's interests with customer and shareholder interests. For awards that are intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code, performance goals will be based on one or more of the following business criteria: sales or licensing volume, revenues, customer satisfaction, expenses, organizational health/productivity, earnings (which includes similar measurements such as net profits, operating profits and net income, and which may be calculated before or after taxes, interest, depreciation, amortization or taxes), margins, cash flow, shareholder return, return on equity, assets, or investments, working capital, product shipments, product releases, brand or product recognition/acceptance, and/or stock price.

Achievement of the goals may be measured individually, alternatively, or in any combination; with respect to the Company, a subsidiary, division, business unit, product line, product, or any combination of the foregoing; on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and including or excluding items that could affect the measurement, such as extraordinary or unusual and nonrecurring gains or losses, litigation or claim judgments or settlements, material changes in tax laws, acquisitions, divestitures, the cumulative effect of accounting changes, asset write-downs, restructuring charges, or the results of discontinued operations.

Restricted Stock Grants

The 2005 Equity Incentive Plan also authorizes the Board of Directors to issue stock to the qualified participants in the Plan. Restricted stock may or may not be granted subject to vesting over a period of continued service at the discretion of the Board of Directors. Restricted stock granted under the Plan is not purchased by the recipient in contrast to the requirement that a recipient of an option must purchase the shares underlying the option.

Stock Appreciation Rights

Stock appreciation rights ("SARs") may be granted alone ("Stand-Alone SARs"), in addition to, or in tandem ("Tandem SARs") with a stock option under the 2005 Equity Incentive Plan. Upon exercise of a Stand-Alone SAR, the grantee will be entitled to receive the excess of the fair market value on the exercise date of the Company Common Stock underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. A grantee granted a Tandem SAR will be required to elect between exercising the underlying option and surrendering the option in exchange for a distribution from the Company equal to the excess of the fair market value on the surrender date of the shares that were vested under the surrendered option over the aggregate exercise price payable for such shares. Any such surrender must be first approved by the Board of directors. Distributions to the grantee may be made in Common Stock, in cash, or in a combination of stock and cash, as determined by the Board of Directors.

Certain Reorganizations

The 2005 Equity Incentive Plan provides for appropriate adjustments of the number and kind of shares to be issued upon exercise of an option and of the exercise price to reflect changes in the capital structure of the corporation, stock splits, recapitalizations, mergers and reorganizations.

Amendment or Termination of the 2005 Equity Incentive Plan

The 2005 Equity Incentive Plan may be amended by the Board of Directors of the Company, except that stockholder approval of amendments will be required among other things (a) to the extent stockholder approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, and (b) to (i) increase the maximum number of shares subject to options granted in a fiscal year, (ii) change the classification of employees eligible to receive awards, (iii) extend the maximum option period under the 2005 Equity Incentive Plan, or (iv) increase the number of shares that may be issued under the 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan is effective for ten years from the date the 2005 Equity Incentive Plan was adopted by the Board of Directors during which time options may be granted.

Administration

The 2005 Equity Incentive Plan will be administered by the Board of Directors. The Board of Directors will determine the individuals who will receive options and the terms of the options, which will be reflected in written agreements with the holders. Decisions by the Board of Directors or the Board of Directors with respect to the 2005 Equity Incentive Plan are final and binding.

Term of Award

The term of an award may be no more than ten years from the date of grant. No grant may be exercised after the expiration of its term.

Death or Disability

If an grantee's employment or consulting relationship terminates as a result of his or her death or total and permanent disability, then his or her grants will vest to the extent of any vesting that would have occurred within the following 12 months had the employment or consulting relationship continued. Following death, an option or SAR may be exercised, to the extent vested and not expired, within the 12-month period following the grantee's death by his or her estate or by the person who acquires the exercise right by bequest or inheritance. Following total and permanent disability, an option or SAR may be exercised, to the extent vested and not expired, within the 18-month period following the date on which the grantee ceased performing services.

Federal Income Tax Consequences

The U.S. federal income tax consequences to the Company and its employees of awards under the 2005 Equity Incentive Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2005 Equity Incentive Plan.

Recipients of awards under the 2005 Equity Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of instruments may be issued under the Equity Incentive Plan. The tax consequences related to the issuance of each is discussed separately below.

Options. As noted above, options granted under the 2005 Equity Incentive Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options. If an option granted under the 2005 Equity Incentive Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, if an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options. Nonqualified stock options granted under the 2005 Equity Incentive Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company's common stock associated with the stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the 2005 Equity Incentive Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

In the case of stock awards that take the form of the Company's unfunded and unsecured promise to issue common stock at a future date, the grant of this type of stock award is not a taxable event to the recipient because it constitutes an unfunded and unsecured promise to issue shares of Company Common Stock at a future date. Once this type of stock award vests and the recipient receives the Company Common Stock, the tax rules discussed in the previous paragraph will apply to receipt of such shares.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the 2005 Equity Incentive Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

If a recipient of a stock award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights. As discussed above, the Company may grant either Stand-Alone SARs or Tandem SARs under the 2005 Equity Incentive Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the Stand-Alone SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

With respect to Tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the employee will be the same as discussed above relating to Stand-Alone SARs. If the employee elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the employee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. However, upon the exercise of either a Stand-Alone SAR or a Tandem SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stockholder Approval

The Company's Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the 2005 Equity Incentive Plan.

The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock (with each share of Common Stock entitled to one vote) is required for ratification of this proposal.

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee of the Company's Board of Directors (the "Audit Committee") currently consists of the entirety of the Board of Directors. Only Mr. Nickerson is independent as defined under the National Association of Securities Dealers` listing standards. The Board of Directors does not have a written charter regarding its duties while serving as the Audit Committee. None of the members of the Board of Directors is an expert in accounting matters.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2004

The Board of Directors has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2004, with the Company's management. The Board of Directors also discussed with Cordovano and Honeck, Inc., Certified Public Accountants, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees".

Based on the Board of Directors' reviews and discussions noted above, the Board of Directors determined that the Company's consolidated audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

The Board of Directors recommends the appointment by the Board of Directors of the Company of Cordovano and Honeck, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2005

Audit Committee / Board of Directors

Mr. Marty L.  Williams
Mrs. Sara Williams
Mr. Eric Nickerson

                             AUDIT AND RELATED FEES

Audit Fees

The aggregate fees billed by the Company's auditors for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2003 and fiscal 2004 and reviews of the consolidated financial statements included in the Company's Forms 10-QSB are set forth in the following table:


                           Fiscal 2003    Fiscal 2004 (1)
                           -----------    ---------------
       Current auditor         -0-           $15,525
       ----------------    -----------    ---------------
       Prior Auditor         $16,008           -0-
       ----------------    -----------    ---------------

Note

(1) Tenet's fiscal year was changed to July 1 - June 30 effective June 30, 2004. Fiscal 2004 is for 6 months.

Audit-Related Fees

For fiscal 2003 and fiscal 2004, the Company's auditors did not bill any fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

Tax Fees

No fees were billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2003 or fiscal 2004.

All Other Fees

No fees were billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, in fiscal 2003 or fiscal 2004.

Audit Committee

The Board of Directors in its Audit Committee role has no formal procedures and polices for prior approval of fees paid to its auditor. The Board of Directors, however, meets prior to filing of any Form 10-QSB or 10-KSB to approve those filings. In addition, the Board of Directors meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. Approximately 100% of all fees paid to our independent auditors for fiscal 2004 are pre-approved by the Board of Directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Cordovano and Honeck, Inc., Certified Public Accountants has been selected by the Board of Directors to serve as the Company's independent auditors for fiscal year 2005. The shareholders will be asked to ratify this appointment at the Annual Meeting.

The reports of Cordovano and Honeck on the Company's financial statements for the year ended June 30, 2004 and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through March 31, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

As a result of the change of control of Tenet after the acquisition of Let's Go Aero, Inc. June 30, 2004, by action of the new Board of Directors, the former accountants were replaced by Cordovano and Honeck, Inc., Certified Public Accountants.

The following resolution concerning the appointment of the independent auditors will be presented to the shareholders at the Annual Meeting:

RESOLVED, that the appointment by the Board of Directors of the Company of Cordovano and Honeck, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2005 is hereby ratified and approved.

A representative of the principal accountant for the current year and for the most recently completed fiscal year is not expected to be present at the shareholders' meeting.

The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock (with each share of Common Stock entitled to one vote) is required for ratification of this proposal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and ten percent stockholders are required by SEC regulations to furnish the Company with a copy of all Section 16(a) forms ("Forms 3, 4, and 5") that they file. To the Company's knowledge, based solely on a review of copies of the Forms 3, 4 and 5 furnished to the Company, all applicable Section 16(a) filing requirements were met except as listed below:

Eric Nickerson, Director - Failure to file Form 3, Form 4 or Form 5 Third Century II - Failure to file Form 3, form 4 or Form 5

Certain Relationships and Related Transactions.

Acquisition of LGA by Tenet

Mr. Eric Nickerson is a Director of LGA and has been a Director of LGA since 2001. Mr. Nickerson is a Director of Tenet and has been a Director of Tenet since 1990. Mr. Nickerson also is the manager of Third Century II, a private investment company that prior to June 30, 2004, held promissory notes reflecting principal and interest payable by LGA in the amount of $1,009,977.57. In addition, Third Century II prior to June 30, 2004 was the holder of 245,000 shares of Tenet Common Stock. Finally, Mr. Nickerson prior to June 30, 2004, owned 32,361 shares of LGA individually. All share amounts reflect post LGA acquisition adjustments.

The transaction under which Tenet acquired LGA was proposed by Mr. Nickerson to LGA's management. Under the terms of the Acquisition Agreement, Third Century II's debt was converted to 1,484,968 shares of Tenet. Third Century II now owns or may acquire 1,988,854 shares of Tenet, or 28.3% of Tenet's outstanding stock. In considering the acquisition, Mr. Nickerson's opinions and desires held substantial influence on the Boards of Directors of the two companies. Although Mr. Nickerson's vote on the Board of Directors of both Tenet and LGA is recorded for purposes of qualifying the respective Board's of Directors Consents to Action under the Corporate laws of Utah for Tenet and Colorado for LGA, both Boards of Directors determined that Mr. Nickerson's vote was not necessary for the approval of the Acquisition Agreement.

In the course of the negotiation of the terms of the Acquisition Agreement, it was obvious to all parties that Mr. Nickerson was under a material and irreconcilable conflict of interest. Third Century II stood to gain from the transaction through the conversion of a promissory note with doubtful collectibility into shares of stock of a company for which there is a public, albeit thinly traded, market. Under the transaction, Mr. Nickerson was also able to convert his investment in LGA shares into shares of a company with a public market But these interests were no different than those of any other note holder or shareholder of LGA.

Mr. Nickerson, however, was also a beneficial owner of Tenet shares through Third Century II and a Director of Tenet before the acquisition of LGA by Tenet. In his positions with the two companies he would not have been able to reconcile his duty to pursue the best terms of the Acquisition Agreement for the shareholders or note holders of LGA on the one hand against the terms favoring the shareholders of Tenet on the other hand.

Although Mr. Nickerson's conflict of interest was recognized by the parties to the transaction, the Directors without conflicts of interest unanimously agreed to the terms of the Acquisition Agreement. In addition, as the transaction was structured, each shareholder of LGA was given the right to reject the offer to exchange his, her or its shares or notes for shares of Tenet.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal offices of the Company no later December 30, 2005.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2005 Annual Meeting must have been received by the Company on or before February 22, 2006, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which the Company does not receive timely notice.

FORWARD-LOOKING STATEMENTS

This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of such terms and other comparable terminology. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are considered forward-looking statements. These statements are based upon assumptions that are subject to change and other risks. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in its filings with the Securities and Exchange Commission. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon many factors, including the success of the Company's international operations, the Company's ability to attract and retain distributors and preferred customers, changes in laws and governmental regulations and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

GENERAL INFORMATION

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote.

Shareholders who desire to have their shares voted at the Annual Meeting are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope. Shareholders may revoke their proxies at any time prior to the Annual Meeting and shareholders who are present at the Annual Meeting may revoke their proxies and vote, if they so desire, in person.

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2004 is enclosed with this Proxy Statement and Proxy.

By Order of the Board of Directors,

/s/ Marty L.  Williams
--------------------------------------------------------------
February 1, 2005
Chairman of the Board of Directors and Chief Executive Officer

                                   APPENDIX A

         2005 EQUITY INCENTIVE PLAN 0F Tenet Information Services, Inc.


                           2005 Equity Incentive Plan

                                    LGA, INC.

                           2005 EQUITY INCENTIVE PLAN


1.   PURPOSES OF THE PLAN.

The purposes of this 2005 Equity Incentive Plan are:

(a) To attract and retain the best available personnel for positions of substantial responsibility, and

(b) To provide additional incentive to Employees, Directors and Consultants, to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchases Rights may also be granted under the Plan.

2.   DEFINITIONS.

The following definitions shall apply as used herein,:

ADMINISTRATOR means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

APPLICABLE LAWS means the requirements relating to the administration of stock option plans under United States state laws, United States federal and state securities laws, the Code, and stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

BOARD means the Board of Directors of the Company.

CODE means the Internal Revenue Code of 1986, as amended.

COMMITTEE means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

COMMON STOCK means the common stock of the Company.

COMPANY means LGA, Inc., a Utah corporation.

CONSULTANT means any person, including an advisor, engaged by the Company or a Parent or a Subsidiary to render services to such entity.

DIRECTOR means a member of the Board.

DISABILITY means total and permanent disability as defined in Section 22(e)(3) of the Code.

EMPLOYEE means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the

Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

FAIR MARKET VALUE means, as of any date, the value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

INCENTIVE STOCK OPTION means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

NON-STATUTORY STOCK OPTION means an Option not intended to qualify as an Incentive Stock Option.

NOTICE OF GRANT means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

OFFICER means a person who is an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

OPTION means a stock option granted pursuant to the Plan.

OPTION AGREEMENT means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

OPTION EXCHANGE PROGRAM means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

OPTIONED STOCK means the Common Stock subject to an Option or Stock Purchase Right.

OPTIONEE means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

PARENT means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

PLAN means this 2005 Equity Incentive Plan.

RESTRICTED STOCK means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

RESTRICTED STOCK PURCHASE AGREEMENT means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

RULE 16b-3 means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

SECTION 16(b) means Section 16(b) of the Exchange Act.

SERVICE PROVIDER means an Employee, Director or Consultant.

SHARE means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

STOCK PURCHASE RIGHT means the right to purchase Common Stock pursuant to
Section 11 of the Plan, as evidenced by a Notice of Grant.

SUBSIDIARY means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.   STOCK SUBJECT TO THE PLAN

(a) Aggregate Shares. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2005 equal to the lesser of:

     (i)  100,000 Shares,

     (ii) 1% of the outstanding shares on such date, or

     (iii) A lesser amount determined by the Board.

(b) Source of Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(c) Availability of Shares. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the un-purchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.   ADMINISTRATION OF THE PLAN

(a)  Procedure.

     (i) The Plan may be administered by different Committees with respect to different groups of Service Providers.

     (ii) To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

     (iii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (iv) Other than as provided above, the Plan shall be administered by:

          (A)  the Board, or

          (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

     (i)  to determine the Fair Market Value;

     (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

     (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

     (iv) to approve forms of agreement for use under the Plan;

     (v) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

     (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

     (vii) to institute an Option Exchange Program;

     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

     (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

     (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; or

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.   ELIGIBILITY

Non-statutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.   LIMITATIONS

(a) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) No Right to Continue as Service Provider. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

(c) Further Limitation on Options. The following limitations shall apply to grants of Options:

     (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 50,000 Shares.

     (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 200,000 Shares, which shall not count against the limit set forth in subsection (i) above.

     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

     (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.   TERM OF THE PLAN

Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.   TERM OF OPTION

The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement. Otherwise, in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.   OPTION EXERCISE PRICE AND CONSIDERATION

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

     (i)  In the case of an Incentive Stock Option:

          (A) Granted to an Employee who, at the time of the Incentive Stock Option grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

          (B) Granted to any Employee other than an Employee described in paragraph (A) immediately above, the exercise price per Share shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (ii) In the case of a Non-statutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Non-statutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

     (i)  cash;

     (ii) check;

     (iii) promissory note;

     (iv) other Shares which:

          (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and

          (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

     (v) consideration received by the Company under a cash-less exercise program implemented by the Company in connection with the Plan;

     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

     (vii) any combination of the foregoing methods of payment; or

     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.  EXERCISE OF OPTION

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

(b) Exercise of Option. An Option shall be deemed exercised when the Company receives:

     (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; and

     (ii) full payment for the Shares with respect to which the Option is exercised. (Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.)

(c) Issuance of Optioned Shares. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

(d) Rights as Shareholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(e) Effect of Exercise. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(f) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(g) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.  STOCK PURCHASE RIGHTS

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.  NON TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
     SALE

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.  DATE OF GRANT

The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.  AMENDMENT AND TERMINATION OF THE PLAN

(a) Amendment and Termination. The Board may amend, alter, suspend or terminate the Plan at any time.

(b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.  CONDITIONS UPON ISSUANCE OF SHARES

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.  INABILITY TO OBTAIN AUTHORITY

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.  RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.  SHAREHOLDER APPROVAL

The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                    LGA, INC.

                           2005 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Optionee's Name and Address)

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:  _________________________________________________________________

Date of Grant:  ________________________________________________________________

Vesting Commencement Date:  ____________________________________________________

Exercise Price per Share: $_____________________________________________________

Total Number of Shares Granted:  _______________________________________________

Total Exercise Price: $_________________________________________________________

Type of Option (check applicable):           Incentive Stock Option:  ______
                                         Non-statutory Stock Option:  ______

Term/Expiration Date:  _________________________________________________________

This Option may be exercised, in whole or in part, in accordance with the following schedule:

IN RESPECT OF EACH OPTION GRANT, ______________ OF THE OPTIONS VEST ON _______________ AND THEREAFTER ________ OF THE REMAINING BALANCE VESTS AT THE END OF _________________________ _______________________ OF COMPLETED SERVICE.

(Additional Terms)______________________________________________________________

--------------------------------------------------------------------------------

This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

                                    LGA, INC.

                           2005 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

1.   GRANT OF OPTION.

(a) Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Stock Option Grant (the "Notice of Grant"), at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

(b) Type of Option. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Non-statutory Stock Option ("NSO").

2.   EXERCISE OF OPTION.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) Applicable Laws, Taxes. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.   METHOD OF PAYMENT.

(a) Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

     (i)  cash; or

     (ii) check; or

     (iii) consideration received by the Company under a cash-less exercise program implemented by the Company in connection with the Plan; or

     (iv) surrender of other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

     (v) With the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

4.   NON-TRANSFERABILITY OF OPTION.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5.   TERM OF OPTION.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6.   TAX CONSEQUENCES.

Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option.

     (i) Non-statutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the

          Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option on the date three (3) months and one (1) day following such change of status.

(b) Disposition of Shares.

     (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of:

          (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or

          (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     (iii) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

7.   ENTIRE AGREEMENT, GOVERNING LAW.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Colorado.

8.   NO GUARANTEE OF CONTINUED SERVICE.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE

---------------------------------------
(Signature)

---------------------------------------
(Print Name)

---------------------------------------
(Address)
---------------------------------------

---------------------------------------

LGA, INC.

By:  ----------------------------------
       (Signature)

---------------------------------------
(Print Name)

---------------------------------------
(Title)

                                CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



------------------------------------------
(Spouse of Optionee)

                                    EXHIBIT A

                                 EXERCISE NOTICE

LGA, Inc.
Suite G
3380 North El Paso Street
Colorado Springs, CO 80907
Attention:  Secretary

1. Exercise of Option. Effective as of today, ____________________, ________, the undersigned (the "Purchaser") hereby elects to purchase ________________ shares (the "Shares") of the Common Stock of LGA, Inc. (the "Company") under and pursuant to the 2005 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________________, ________ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Colorado.

Submitted by: PURCHASER                     Accepted by: LGA, INC.


---------------------------------------     By:  -------------------------------
(Signature)                                         (Signature)


---------------------------------------     ------------------------------------
                                            (Print Name)
(Print Name)


---------------------------------------     ------------------------------------
(Address)                                   (Title)

---------------------------------------     Date Received:
                                                           ---------------------
---------------------------------------

                                    EXHIBIT B

                               SECURITY AGREEMENT

This Security Agreement is made as of ____________________, ________ between LGA, Inc., a Utah corporation (the "Company"), and ____________________________
(the "Pledgor").

RECITALS

Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ____________________, __________ (the "Option"), between Pledgor and the
Company under the Company's 2005 Equity Incentive Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased ___________________ shares of the Company's Common Stock (the "Shares") at a price of $__________________ per share, for a total purchase price of $__________________________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

NOW, THEREFORE, it is agreed as follows:

1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Colorado Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ____________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of the Company (the "Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

2. Pledgor's Representations and Covenants. To induce the Company to enter into this Security Agreement, Pledgor represents and covenants to the Company, its successors and assigns, as follows:

(a) Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

(b) The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of the Company.

(c) In the event that the Company's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and the Company is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with the Company in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Company under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, the Company and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and other rights or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

(a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

(b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from the Company.

(c) In the case of an event of Default, as set forth above, the Company shall have the right to accelerate payment of the Note upon notice to Pledgor, and the Company shall thereafter be entitled to pursue its remedies under the Colorado Commercial Code.

7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of the Company.

9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and the Company may proceed as provided in the case of default.

11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

12. Invalidity of Particular Provisions. Pledgor and the Company agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13. Successors or Assigns. Pledgor and the Company agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Company" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



PLEDGOR                                     PLEDGEHOLDER

---------------------------------------     ------------------------------------
(Signature)                                 Secretary of LGA, Inc.

---------------------------------------
(Print Name)

---------------------------------------
(Address)
---------------------------------------

---------------------------------------


LGA, INC.

By:
    -----------------------------------
        (Signature)

---------------------------------------
(Print Name)

---------------------------------------
(Title)

                                    EXHIBIT C

                                      NOTE

$
  -------------------------

---------------------------------------
(City, State)

FOR VALUE RECEIVED, __________________________________ promises to pay to LGA,
Inc., a Utah corporation (the "Company"), or order, the principal sum of ____________________________________________________ ($_________________),
together with interest on the unpaid principal hereof from the date hereof at the rate of _______________________ percent (______%) per annum, compounded semiannually.

Principal and interest shall be due and payable on _________________, _________.

Payment of principal and interest shall be made in lawful money of the United States of America.

The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

This Note is subject to the terms of the Option, dated as of ________________, __________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


------------------------------------------
(Signature)

------------------------------------------
(Print Name)

------------------------------------------
(Address)
------------------------------------------

------------------------------------------

                                    LGA, INC.

                           2005 EQUITY INCENTIVE PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Grantee's Name and Address)

You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

Grant Number:
              ------------------------------------------------------------------

Date of Grant:
              ------------------------------------------------------------------

Price Per Share $
                 ---------------------------------------------------------------

Total Number of Shares Subject to This Stock Purchase Right:
                                                            --------------------

Expiration Date:
                ----------------------------------------------------------------


YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2005 Equity Incentive Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                   LGA, INC.


                                        By:
                                            ------------------------------------

-----------------------------------         ------------------------------------

                                            ------------------------------------
                                            (Print Name)

                                            ------------------------------------
                                            (Title)

                                   EXHIBIT A-1

                                    LGA, INC.

                           2005 EQUITY INCENTIVE PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is a Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

NOW THEREFORE, the parties agree as follows:


1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.


2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.


3. Repurchase Option.

(a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all

                                     A-1 (1)
or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.


4. Release of Shares From Repurchase Option.

(a) __________________*** percent (_______***%) of the Shares shall be released from the Company's Repurchase Option ____________***(year or months) after the Date of Grant and _______________***percent (_____***%) of the Shares at the end of each month thereafter; provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

(b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

(c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).


5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

6. Escrow of Shares.

(a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

(b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

(c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

(d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

(e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the

                                     A-1 (2)

Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

10. General Provisions.

(a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of Colorado. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

                                     A-1 (3)

(b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the United States mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

(c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

(e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER                                 LGA, INC.


------------------------------------

                                        By:
                                            ------------------------------------
                                            (Signature)
------------------------------------
(Print Name)

                                            ------------------------------------
------------------------------------        (Print Name)
(Address)
                                            ------------------------------------
------------------------------------        (Title)

------------------------------------

                                     A-1 (4)

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _________________________________________, hereby sell, assign and transfer unto _________________________________________ (__________)
shares of the Common Stock of LGA, Inc. standing in my name of the books of said corporation represented by Certificate No. __________ herewith and do hereby irrevocably constitute and appoint _____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between ___________________________________
and the undersigned dated ________________________, ________.


Dated:  ___________________________________


___________________________________________
(Signature)

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE THE REPURCHASE OPTION, AS SET FORTH IN THE AGREEMENT, WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE PURCHASER.

                                     A-2 (1)

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS

Dated:  ____________________

Corporate Secretary
LGA, Inc.
Suite G
3380 North El Paso Street
Colorado Springs, CO 80907

Dear Sir or Madam:

As Escrow Agent for both LGA, Inc., a Utah corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while you hold the stock.

4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

                                     A-3 (1)

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may only be altered, amended, modified or revoked by an agreement in writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the

                                     A-3 (2)

United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


    COMPANY:                              ESCROW AGENT:
    LGA, Inc.                             Corporate Secretary
    Suite G                               LGA, Inc.
    3380 North El Paso Street             Suite G
    Colorado Springs, CO 80907            3380 North El Paso Street


PURCHASER:
---------------------------------------------
(name)
---------------------------------------------

---------------------------------------------
(address)

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of Colorado.

Very truly yours,


                                           LGA, INC.
PURCHASER
                                           By:
---------------------------------------        ---------------------------------
(Signature)                                       (Signature)

---------------------------------------    -------------------------------------
(Print Name)                               (Print Name)

---------------------------------------    -------------------------------------
(Address)                                  (Title)
---------------------------------------
                                           ESCROW AGENT:
---------------------------------------
                                           -------------------------------------

                                           -------------------------------------
                                           (Print Name)
                                           Corporate Secretary

                                     A-3 (3)

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE

I, _________________________________, spouse of _______________________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of LGA, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
       -----------------------------------


------------------------------------------
(Signature of Spouse)

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Taxpayer:                                  Spouse:
         -------------------------------           -----------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Taxable Year:  _________ Tax Id No.:  Taxpayer  __________________ Spouse:  ____

2. The property with respect to which the election is made is described as follows: _________________ shares (the "Shares") of the Common Stock of LGA, Inc. (the "Company").

3. The property was transferred on (date): ___________________, ________.

4. The property is subject to the following restrictions:

(a) The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_________________________.

6. The amount (if any) paid for such property is: $_________________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

                                     A-5 (1)

Dated:                                  The undersigned spouse of taxpayer joins
      ------------------------------    in this election

                                        Dated:
------------------------------------          ---------------------------------
Taxpayer

                                        ---------------------------------------
                                        (Spouse of Taxpayer)


                                     A-5 (2)

Supplemental Information:

With respect to its 2005 Stock Option Plan, the company may register the shares underlying the options in the future, but has not made a determination as to when such registration will take place.

                         TENET INFORMATION SYSTEMS, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -

                   ANNUAL MEETING OF SHAREHOLDERS MAY 27, 2005

The undersigned, revoking all prior proxies, hereby appoint(s) Marty L. Williams and Sara Williams, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all share of Common Stock of Tenet Information Services, Inc., held of record by the undersigned at the close of business on March 31, 2005, at the Annual Meeting of Shareholders to be held on May 27, 2005, and at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed below by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth below, including all the nominees listed in
Item 1 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies` best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

Please date and sign exactly as your name appears below. In the case of joint holders, each should sign. If the signor is a corporation or partnership, sign in full the corporate or partnership name by an authorized officer or partner. When signing as attorney, executor, trustee, officer, partner, etc., give full title.

Dated: _____________, 2005

Signature
          ----------------------------------------------------------------------

Signature
          ----------------------------------------------------------------------

PLEASE DATE, SIGN (EXACTLY AS THE SHARES ARE HELD) AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

1. The election of Marty L. Williams, Sara Williams and Eric Nickerson as Directors.

                  ____ FOR ALL NOMINEES ___ WITHHOLD AUTHORITY

(If you wish to withhold authority to vote for one or more, but less than all of the nominees named above, so indicate on the line provided below.)

--------------------------------------------------------------------------------

2. The proposal to change the Company's name from Tenet Information System, Inc. to LGA, Inc.

                         ___ FOR ___ AGAINST ___ ABSTAIN


3. The proposal to approve and adopt the 2005 Equity Incentive Plan.

                         ___ FOR ___ AGAINST ___ ABSTAIN


4. Ratification of the appointment of Cordovano and Honeck, Inc., Certified Public Accountants as the independent auditors of the Company for fiscal year ending June 30, 2005.

                         ___ FOR ___ AGAINST ___ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                             ___ WITHHOLD AUTHORITY